                                                                    Exhibit 99.2


        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

                             LETTER OF TRANSMITTAL

     TO TENDER 8% CONVERTIBLE EXCHANGEABLE SUBORDINATED DEBENTURES DUE 1999
                             AND EXERCISE WARRANTS

                                       OF
                                ZMAX CORPORATION

   PURSUANT TO THE EXCHANGE OFFER DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS

                             DATED OCTOBER  , 1997

--------------------------------------------------------------------------------
           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                  EASTERN DAYLIGHT TIME, ON NOVEMBER  , 1997,
                         UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

          BY EXPRESS MAIL OR BY HAND TO THE COMPANY'S EXCHANGE AGENT:
                        RINDERKNECHT GLAUS & STADELHOFER
                               BECTNOVENSTASSE 7
                                  POSTFACH 445
                                 CH 8022 ZURICH
                        ATTENTION: HERR CARL STADELHOFER
                         TELEPHONE: (011 411) 287 2424
                            FAX: (011 411) 287-2400

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONBY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A
                                VALID DELIVERY.

  CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROXY STATEMENT/PROSPECTUS.

  NOTE: HOLDERS MUST COMPLETE THE APPROPRIATE TABLES ON PAGE 5 AND 7 AND SIGN ON PAGE 8. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                ZMAX CORPORATION
                            20251 CENTURY BOULEVARD
[LOGO OF ZMAX              GERMANTOWN, MARYLAND 20874
CORPORATION
APPEARS HERE]


To the holders of ZMAX Corporation
8% Convertible Exchangeable Debentures
due 1999:

  ZMAX Corporation is offering to exchange (the "Exchange Offer") its 8% Convertible Exchangeable Debentures due 1999 (the "Debentures") for ZMAX Corporation Common Stock and Warrants to purchase Common Stock on the terms described in the enclosed Proxy Statement/Prospectus dated October , 1997 (the "Prospectus") and the attached Letter of Transmittal. The Prospectus contains important information relevant to your investment decision and should be carefully considered by you. Your Debentures are exchangeable, subject to the terms and conditions of the Exchange Offer, for (i) 220 Shares of Common Stock and (ii) a Warrant to purchase 220 additional Shares of Common Stock for each $1,000 of principal amount of your Debentures. The exercise price for the Warrants is US$7.00 per share until the first anniversary of issuance and thereafter for $8.00 per share. The Exchange Offer expires at 5:00 pm Eastern Daylight Time on November , 1997 unless extended.

  You are invited to exchange your Debentures and to immediately exercise the Warrants issuable in the Exchange Offer by completing this Letter of Transmittal. Please read the instructions carefully before completing the Letter of Transmittal.

  If you have any questions, contact the Company's Exchange Agent at the address set forth on the cover page.

                                          Sincerely

                                          Michael C. Higgins
                                          President

Germantown, Maryland
October  , 1997

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF LETTER OF TRANSMITTAL, EXCHANGE AGREEMENT AND CERTIFICATES. This Letter of Transmittal is to be completed by all tendering Debenture holders. Certificates for all tendered Debentures in the proper form for transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents or deliveries required by this Letter of Transmittal, must be received by the Company's Exchange Agent at its address set forth on the cover page prior to the Expiration Date.

    The method of delivery of Debentures, the Letter of Transmittal and any other required documents is at the option and risk of the tendering Debenture holder. Delivery by mail, registered international mail, properly insured, or recognized express courier, such as DHL or Fed Ex, is recommended.

    No alternative, conditional or contingent tenders will be accepted. All tendering Debenture holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Debentures for exchange.

    2. NO PARTIAL TENDERS. No fewer than all the Debentures evidenced by any instrument submitted may be tendered. All Debentures represented by instruments delivered to the Company's Exchange Agent will be deemed to have been tendered.

    3. SIGNATURES ON LETTER OF TRANSMITTAL STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner of the Debentures tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal, any certificates or other documents are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence, satisfactory to the Company, of such person's authority to so act must be submitted.

    4. TRANSFER TAXES. The holder of the Debenture must pay or cause to be paid any transfer taxes with respect to the transfer and exchange of Debentures pursuant to the Exchange Offer.

    5. EXERCISE OF WARRANTS. Debenture holders may elect to immediately exercise Warrants issuable in the Exchange Offer by completing the "Notice of Warrant Exercise" on page 5 and tendering the exercise price of $7.00 per share to the Exchange Agent. The immediate exercise of Warrants for at least 80% the total number of shares underlying Warrants issuable in the Exchange Offer is a condition to the Exchange Offer and the Merger as described in the enclosed Prospectus. No Warrant Certificates will be issued for Warrants immediately exercised pursuant hereto; instead, certificates for the ZMAX Common Stock underlying immediately exercised Warrants will be delivered together with the stock certificates otherwise issuable in the Exchange Offer. Warrant Certificates will be issued in respect of Warrants which are not immediately exercised.

    6. DELIVERY OF EXERCISE PRICE. If Warrants are being immediately exercised, the exercise price must be delivered to the Company's Exchange Agent in U.S. dollars by wire transfer or certified check in immediately available funds. Please contact the Exchange Agent for wire transfer instructions.

    7. SPECIAL DELIVERY INSTRUCTIONS. If ZMAX Corporation Common Stock or Warrants are to be issued in the name of the person(s) other than the person signing this Letter of Transmittal or in the name of the person(s) signing this Letter of Transmittal but sent to someone other than such person(s) or to such person(s) at an address other than that shown under that person's signature(s) herein, the Special Issuance Instructions and/or Special Delivery Instruction Box on page 7 of this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to or additional copies of the Prospectus, this Letter of Transmittal and other Exchange Offer materials may be obtained from the Company's Exchange Agent at the address set forth on the cover page.

    9. WAIVER OF CONDITION. The conditions of the Offer may be waived by the Company, in whole or in part, at any time or from time to time, in the Company's sole discretion, in the case of any Debentures tendered.

    IMPORTANT: THIS LETTER OF TRANSMITTAL, (OR A FACSIMILE HEREOF) TOGETHER WITH INSTRUMENTS AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE COMPANY'S EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                             DEBENTURE INFORMATION

  LIST BELOW THE DEBENTURES OF WHICH YOU ARE THE HOLDER AND WITH REGARD TO WHICH YOU AGREE TO PARTICIPATE IN THE EXCHANGE OFFER PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN:

NAME AND ADDRESS OF                                                 PRINCIPAL AMOUNT OF
      HOLDER                   DEBENTURE NUMBER                          DEBENTURE
-------------------            ----------------                     -------------------
                                                                          $

                           NOTICE OF WARRANT EXERCISE

       (TO BE COMPLETED ONLY IF WARRANTS ARE TO BE IMMEDIATELY EXERCISED)

  LIST BELOW THE WARRANTS YOU WILL RECEIVE UPON EXCHANGE OF YOUR DEBENTURES IN THE EXCHANGE OFFER THAT YOU WISH TO EXERCISE PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN:


    WARRANTS REPRESENTING
       THE FOLLOWING
      NUMBER SHARES OF                                              TOTAL
      ZMAX CORPORATION                                          EXERCISE PRICE
        COMMON STOCK                                            ($7.00/SHARE)
      ----------------                                          --------------
                                                                     $

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen and Ladies:

    The undersigned hereby tenders to ZMAX Corporation, a Nevada Corporation (the "Company"), the Company's 8% Convertible Exchangeable Subordinated Debentures due 1999 (the "Debentures") listed under "Debenture Information" on page 5, upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus dated October , 1997 (the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer.")

    Subject to, and effective upon, acceptance for exchange of the Debentures tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Debentures tendered hereby and irrevocably constitutes and appoints the Company the true and lawful agent and attorney-in-fact of the undersigned with respect to such Debentures with full power and substitution (such power of attorney being deemed to be an irrevocably power coupled with an interest), to (a) present such Debentures for transfer on the books of the Company and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and that when the same are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents or signature guarantee deemed by the Company to be necessary or desirable to complete or confirm the assignment and transfer of the Debentures tendered hereby.

    The undersigned further represents and warrants, individually for itself (or in the event the undersigned is not the beneficial owner of the Debentures, the undersigned represents and warrants on behalf of the beneficial owner of the Debentures) the following: that the beneficial owner of the Debentures is a nonresident alien individual or a foreign corporation, as such terms are defined in Section 7701 of the U.S. Internal Revenue Code, that the beneficial owner of the Debentures, if an individual, will not be present in the United States for a period or periods aggregating 183 days or more during such individual's tax year; that the Debentures were not acquired for the principal purpose of promoting the present conduct of a trade or business engaged in by the beneficial owner in the United States; that the Debentures were not acquired and are not held in the ordinary course of a trade or business engaged in by the beneficial owner in the United States; and that the Debentures were not acquired and are not held to meet the present financial needs of a trade or business engaged in by the beneficial owner in the United States. For purposes of the representations and warranties contained in this paragraph, a nonresident alien individual or foreign corporation shall be considered as being engaged in a trade or business within the United States if an entity which is taxed as a partnership for U.S. tax purposes of which such individual or corporation is a member is so engaged.

    All authority conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

    The undersigned understands that acceptance for exchange by the Company of the tendered Debentures pursuant to the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    The undersigned hereby elects to exercise warrants issuable in the Exchange Offer at $7.00 share as listed on the "Notice of Warrant Exercise" on
p. 5 immediately upon completion of the Exchange Offer. The undersigned has delivered the exercise price for such Warrants in accordance with Instruction 6.

    The undersigned instructs the Company to issue the ZMAX Corporation Common Stock and Warrants to purchase shares of ZMAX Corporation Common Stock (if not exercised pursuant to Notice of Warrant Exercise) to be issued in exchange for the Debentures tendered herewith (and accompanying documents, as appropriate) in the name of the undersigned shown below the undersigned's signature or in the name of the persons listed in the "Special Issuance Instructions" Box on page . Unless otherwise indicated below in the "Special Delivery
Instructions" Box on page   or the "Special Issuance Instructions" Box on page
 , the undersigned instructs the Company to mail certificates for such Securities and Warrants (if any) (the "Securities") to the undersigned at the address shown below the undersigned's signature. In the event that the Special Delivery Instructions or Special Issuance Instructions are completed, the undersigned instructs the Company to deliver the certificates for such Securities to the person or persons so indicated and in the amounts so indicated. The undersigned recognizes that the Company has no obligation pursuant to the Special Issuance Instructions to transfer any Debentures from the name of the registered holder thereof if the Company does not accept for exchange any of the Debentures so tendered.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 7)

 To be completed ONLY if certificates for Common Stock or Warrants are to be issued in the name of the undersigned but sent to persons other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature on page 9.

                                         # of Shares/Warrants to be received


 Name_______________________________      _______________________________
           (PLEASE TYPE OR PRINT)
 Address____________________________

 ___________________________________

 ___________________________________
           (INCLUDE POSTAL CODE)




 Name_______________________________      _______________________________
           (PLEASE TYPE OR PRINT)
 Address____________________________

 ___________________________________

 ___________________________________
           (INCLUDE POSTAL CODE)


                     [add additional names, if necessary.]

                         SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTION 7)

 To be completed ONLY if certificates for Common Stock or Warrants are to be issued in the name of a person other than the undersigned.

                                         # of Shares/Warrants to be received


 Name_______________________________      _______________________________
           (PLEASE TYPE OR PRINT)
 Address____________________________

 ___________________________________

 ___________________________________
           (INCLUDE POSTAL CODE)




 Name_______________________________      _______________________________
           (PLEASE TYPE OR PRINT)
 Address____________________________

 ___________________________________

 ___________________________________
           (INCLUDE POSTAL CODE)


                     [add additional names, if necessary.]